UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 11, 2025
Date of Report (Date of earliest event reported)
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QT Imaging Holdings, Inc.
(Exact name of Registrant as Specified in Charter)
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Delaware	001-40839	86-1728920
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation or Organization)	File Number)	Identification Number)

3 Hamilton Landing, Suite 160
Novato, CA 94949
(Address of principal executive offices, including Zip Code)
(650) 276-7040
(Registrant's telephone number, including area code)
________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.0001 per share	QTI[1]	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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1QT Imaging Holdings, Inc. (the “Company”) has received written notice from The Nasdaq Stock Market LLC (“Nasdaq”) that it has commenced proceedings to delist the Company’s common stock (ticker symbol: QTI) from Nasdaq, and suspended trading in the Company’s common stock pending the completion of such proceedings. As a result, effective January 28, 2025, the Company’s common stock commenced trading in the over-the-counter market under the symbol “QTIH”, and the trading of the common stock was upgraded to the OTCQB Venture Market on March 11, 2025.

Item 1.01     Entry into a Definitive Material Agreement

Lynrock Lake Warrant Amendment
As previously disclosed by the Company in a Current Report on Form 8-K filed on February 28, 2025 with the Securities and Exchange Commission (the “SEC”), on February 26, 2025, QT Imaging Holdings, Inc. (the “Company”) issued to Lynrock Lake Master Fund LP (“Lynrock Lake”) pursuant to the terms of a Warrant to Purchase Common Stock (the “Lynrock Lake Warrant”), warrants to purchase 61,000,000 shares of its common stock, par value $0.0001 (the “Common Stock”) at an exercise price of $0.40 per share.
On June 11, 2025, the Company and Lynrock Lake amended and restated the Lynrock Lake Warrant (the “Amended Lynrock Lake Warrant”) in its entirety to revise the treatment of warrants upon an Acquisition. The Amended Lynrock Lake Warrant provides that in the event of a Cash/Public Acquisition where the Fair Market Value of one Share would be greater than the Warrant Price in effect immediately prior thereto, the Amended Lynrock Lake Warrant shall automatically be deemed to be Cashless Exercised as to all effective Shares, provided that to the extent such exercise would violate the limitations on exercise, the Company must arrange for any Excess Exercise Shares, rather than to be cancelled and treated as null and void ab initio, to instead receive the same amount and form of consideration (including, if the Acquisition is a purchase offer, tender offer or exchange offer, any shares of Common Stock that would have been received upon exercise and retained by Lynrock Lake in the event that not all Common Stock are accepted in such purchase offer, tender offer or exchange offer) to which Lynrock Lake would have been entitled to as a stockholder (assuming, if the Acquisition is a purchase offer, tender offer or exchange offer, Lynrock Lake made no election among different forms of consideration in the purchase offer, tender offer or exchange offer and thereby received the default consideration provided to non-electing stockholders) had Lynrock Lake exercised the Amended Lynrock Lake Warrant in full prior to the consummation of the Acquisition (including if the Acquisition is a purchase offer, tender offer or exchange offer, the expiration thereof), and if the Acquisition is a purchase offer, tender offer or exchange offer, had Lynrock Lake accepted such offer and the same percentage of the Common Stock held by Lynrock Lake as a result of such exercise had been purchased following such acceptance of the purchase offer, tender offer or exchange offer pursuant to such purchase offer, tender offer or exchange offer as the percentage of Common Stock actually purchased pursuant to such purchase offer, tender offer or exchange offer (relative to the number of shares actually tendered in such purchase offer, tender offer or exchange offer). Capitalized terms used but not defined herein shall have the respective meanings given to them in the Amended Lynrock Lake Warrant.
No other changes were made to the Lynrock Lake Warrant. The Amended Lynrock Lake Warrant is exercisable until February 26, 2035.
A copy of the Amended Lynrock Lake Warrant is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Amended Lynrock Lake Warrant does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Yorkville Warrant Amendment
As previously disclosed by the Company in a Current Report on Form 8-K filed on February 28, 2025 with the Securities and Exchange Commission (the “SEC”), on February 26, 2025, the Company issued to YA II PN, Ltd., a Cayman Islands exempt limited partnership (“Yorkville”) warrants to purchase 15,000,000 shares of its Common Stock at an exercise price of $0.40 per share pursuant to a Warrant to Purchase Common Stock (the “Yorkville Warrant”).
On June 11, 2025, the Company and Yorkville amended and restated the Yorkville Warrant (the “Amended Yorkville Warrant”) in its entirety to (a) revise the treatment of warrants upon an Acquisition and (b) provide the holder with demand registration rights. Capitalized terms used below but not defined herein shall have the respective meanings given to them in the Amended Yorkville Warrant.
The Amended Yorkville Warrant provides that in the event of a Cash/Public Acquisition where the Fair Market Value of one Share would be greater than the Warrant Price in effect immediately prior thereto, the Amended Yorkville Warrant shall automatically be deemed to be Cashless Exercised as to all effective Shares, provided that to the extent such exercise would violate the limitations on exercise, the Company must arrange for any Excess Exercise Shares, rather than to be cancelled and treated as null and void ab initio, to instead receive the same amount and form of consideration (including, if the Acquisition is a purchase offer, tender offer or exchange offer, any shares of Common Stock that would have been received upon exercise and retained by Yorkville in the event that not all Common Stock are accepted in such purchase offer, tender offer or exchange offer) to which Yorkville would have been entitled to as a stockholder (assuming, if the Acquisition is a purchase offer, tender offer or exchange offer, Yorkville made no election among different forms of consideration in the purchase offer, tender offer or exchange offer and thereby received the default consideration provided to non-electing stockholders) had Yorkville exercised the Amended Yorkville Warrant in full prior to the consummation of the Acquisition (including if the Acquisition is a purchase offer, tender offer or exchange offer, the expiration thereof), and if the Acquisition is a purchase offer, tender offer or exchange offer, had Yorkville accepted such offer and the same percentage of the Common Stock held by Yorkville as a result of such exercise had been purchased following such acceptance of the purchase offer, tender offer or exchange offer pursuant to such purchase offer, tender offer or exchange offer as the percentage of Common Stock actually purchased pursuant to such purchase offer, tender offer or exchange offer (relative to the number of shares actually tendered in such purchase offer, tender offer or exchange offer).
Further, the Amended Yorkville Warrant provides that if at any time after forty-five (45) days following the Company having its Common Stock listed on a national security exchange, Yorkville may make a written demand for registration under the Securities Act of 1933, as amended (the “Securities Act”) of all or part of their Registrable Securities, describing the amount and type of securities to be included in such Registration Statement and the intended method(s) of distribution thereof (such written demand a “Demand Registration”). The Company shall within thirty (30) calendar days following the receipt of the Demand Registration file with the SEC a Registration Statement for the registration of the Registrable Securities subject to the Demand Registration, and the Company shall use its commercially reasonable efforts to have the Registration Statement declared effective no later than ninety (90) calendar days after the receipt of the Demand Registration (the “Effectiveness Deadline”), which shall be extended to one hundred twenty (120) calendar days after the receipt of the Demand Registration if the Registration Statement is reviewed by, and comments thereto are provided from, the SEC and the Company shall have the Registration Statement declared effective within five (5) business days after the date the Company is notified by the staff of the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review. Notwithstanding the foregoing, if the SEC prevents the Company from including any or all of the shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Registrable Securities by Yorkville or otherwise, such Registration Statement shall register for resale such number of Registrable Securities which is equal to the maximum number permitted by the SEC and upon such reduction, unless otherwise directed in writing by Yorkville to register fewer securities, and as promptly as practicable after being permitted to register additional shares under Rule 415 under the Securities Act, the Company shall use its commercially reasonable efforts to amend the Registration Statement or to file one or more new Registration Statement(s) to register such additional Registrable Securities and cause such amendment or Registration Statement(s) to become effective no later than thirty (30) calendar days after the filing of such Registration Statement (the “Additional Effectiveness Deadline”). The Additional Effectiveness Deadline shall be extended to ninety (90) calendar days after the filing of such Registration Statement if such Registration Statement is reviewed by, and comments thereto are provided from, the SEC, and the Company shall have such Registration Statement declared effective within five (5) business days after the date the Company is notified (orally or in writing, whichever is earlier) by the staff of the SEC that such Registration Statement will not be “reviewed “or will not be subject to further review. Other than to the extent that additional Registration Statements need to be filed due to limitations on the use of Rule 415 of the Securities Act as provided for above, under no circumstances shall the Company be obligated to effect more than one (1) registration pursuant to a Demand Registration initiated by Yorkville.
No other changes were made to the Yorkville Warrant. The Amended Yorkville Warrant is exercisable until February 26, 2030.
This Current Report provides a summary of the Amended Yorkville Warrant, the description of which does not purport to be complete and is qualified in its entirety by the terms and conditions of such agreement. A copy of the Yorkville Warrant is attached as Exhibit 4.2 hereto and is incorporated by reference into this Current Report.

Item 9.01     Financial Statements and Exhibits.
(d)Exhibits:

Exhibit No.	Description
4.1	Amended and Restated Warrant to Purchase Common Stock, dated June 11, 2025, by and between QT Imaging Holdings, Inc. and Lynrock Lake Master Fund, LP
4.2	Amended and Restated Warrant to Purchase Common Stock, dated June 11, 2025, by and between QT Imaging Holdings, Inc. and YA II PN, Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	June 12, 2025	QT Imaging Holdings, Inc.
		By:	/s/ Raluca Dinu
		Name:	Raluca Dinu
		Title:	Chief Executive Officer